SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549

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                               FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 1999
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                   AMERIMMUNE PHARMACEUTICALS, INC.
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          (Exact Name of Registrant as Specified in Charter)

        Colorado                   0-22865            84-1044910
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(State or Other Jurisdiction  (Commission File        (IRS Employer
    of Incorporation)              Number)            Identification No.)

21550 Oxnard Street, Suite 830, Woodland Hills, California      91367
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(Address of Principal Executive Offices)                      Zip Code

Registrant's telephone number, including area code:   (818) 676-0404
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                     VERSAILLES CAPITAL CORPORATION
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(Former Name or Former Address, if Changed since Last Report)

Item 5.  Other Events.

     Lois Rezler resigned as a director from the Board of Directors of Amerimmune Pharmaceuticals, Inc., effective September 11, 1999. The vacancy created by her resignation shall be filled by the Director's at a later date.






                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERIMMUNE PHARMACEUTICALS, INC.
                                   (Registrant)


                                   By:   /s/ Wellington A. Ewen
                                        --------------------------------
                                        Wellington A. Ewen, C.P.A., M.B.A.
                                        Chief Financial Officer

Date: September 20, 1999







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